Exhibit 10.1
EXECUTION VERSION
GUARANTEE
     Guarantee, dated as of March 22, 2011 (this “Guarantee”), by Energy Transfer Partners, L.P. (“Guarantor”), in favor of Louis Dreyfus Highbridge Energy LLC, a Delaware limited liability company (the “Guaranteed Party”).
     1. GUARANTEE. To induce the Guaranteed Party to enter into the Purchase Agreement, dated as of March 22, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”; capitalized terms used herein but not defined shall have the meanings given thereto in the Purchase Agreement), by and among ETP-Regency Midstream Holdings, LLC, a Delaware limited liability company (“Buyer”), the Guaranteed Party, and LDH Energy Asset Holdings LLC, a Delaware limited liability company (the “Company”), and for the limited purposes of Sections 6.01(c), 6.02 and 6.17 of the Purchase Agreement, Guarantor, and for the limited purposes of Sections 6.01(c) and 6.02 of the Purchase Agreement, Regency Energy Partners LP, pursuant to which, subject to the terms and conditions set forth therein, the Guaranteed Party will sell 100% of the outstanding membership interests of the Company to Buyer, the Guarantor hereby absolutely, unconditionally and irrevocably guarantees to the Guaranteed Party, the due and punctual performance and discharge of all obligations and liabilities of Buyer under the Purchase Agreement and the Transaction Documents, when due in accordance with the terms of the Purchase Agreement (collectively, the “Obligations”).
     2. NATURE OF GUARANTEE. The Guaranteed Party shall not be obligated to file any claim relating to any Obligation in the event that Buyer becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Guaranteed Party to so file shall not affect the Guarantor’s obligations hereunder. In the event that any payment to the Guaranteed Party in respect of any Obligation is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to the Obligations as if such payment had not been made. This is an unconditional guarantee of payment and not of collectibility.
     3. CHANGES IN OBLIGATIONS, CERTAIN WAIVERS. The Guarantor agrees that the Guaranteed Party may at any time and from time to time, without notice to or further consent of the Guarantor, extend the time of payment of any Obligation, and may also make any agreement with Buyer or any other person interested in the transactions contemplated by the Purchase Agreement for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Guaranteed Party and Buyer or any such other person without in any way impairing or affecting the Guarantor’s obligations under this Guarantee. The Guarantor agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) the failure of the Guaranteed Party to assert any claim or demand or to enforce any right or remedy against Buyer or any other person interested in the transactions contemplated by the Purchase Agreement or the documents entered into in connection therewith; (b) any release or discharge of any obligation of Buyer contained in the Purchase Agreement or the documents entered into in connection therewith resulting from any change in the corporate existence, structure or ownership of Buyer, (c) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Buyer, (d) any amendment or modification of the Purchase Agreement or the documents entered into in connection therewith, or change in the manner, place or terms of payment or performance, or any change or extension of the time of payment or performance of, renewal or alteration of, any Obligation, any escrow arrangement or other security therefor, any liability incurred directly or indirectly in respect thereof, or any amendment or waiver of or any consent to any departure from the terms of the Purchase Agreement or the documents entered into in connection therewith; (e) the existence of any claim, set-off or other right that the Guarantor may have at any time against Buyer or the Guaranteed Party, whether in connection with any Obligation or otherwise; (f) the adequacy of any other means the Guaranteed Party may have of obtaining repayment of any of the Obligations; (g) the addition or substitution or release of any person interested in the transactions contemplated by the Purchase Agreement or the documents entered into in connection therewith; or (h) any other act or omission that may or might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a discharge of the Guarantor as a matter of law or equity. To the fullest extent permitted by law, the Guarantor hereby irrevocably and expressly waives any and all rights or defenses arising by reason of any law which would otherwise require any election of remedies by the Guaranteed Party. The Guarantor hereby irrevocably and expressly waives promptness, diligence, notice of the acceptance of this Guarantee and of any Obligation, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of the incurrence of any Obligation and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of Buyer or any other person interested in the transactions contemplated by the Purchase Agreement or the documents entered into in connection therewith, and all suretyship defenses generally (other than defenses to the payment of the Obligations under the Purchase Agreement or the documents entered into in connection therewith).
The Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against Buyer or any other person interested in the transactions contemplated by the Purchase Agreement that arise from the existence, payment, performance, or enforcement of the Guarantor’s obligation under or in respect of this Guarantee or any other agreement in connection therewith, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Guaranteed Party against Buyer or such other person, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Buyer or such other person, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until the Obligations and all other amounts payable under this Guarantee shall have been paid in full in cash. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full in cash of the Obligations and all other amounts payable under this Guarantee, such amount shall be received and held in trust for the benefit of the Guaranteed Party, shall be segregated from other property and funds of the Guarantor and shall forthwith be paid or delivered to the Guaranteed Party in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Obligations and all other amounts payable under this Guarantee, in accordance with the terms of the Purchase Agreement, whether matured or unmatured, or to be held as collateral for the Obligations or other amounts payable under this Guarantee thereafter arising.
     4. NO WAIVER; CUMULATIVE RIGHTS. No failure on the part of the Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Guaranteed Party of any right, remedy or power hereunder or under the Purchase Agreement or otherwise preclude any other or future exercise of any right, remedy or power hereunder. Each and every right, remedy and power hereby granted to the Guaranteed Party or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time.
     5. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants that:
     (a) the execution, delivery and performance of this Guarantee have been duly authorized by all necessary action and do not contravene any provision of the Guarantor’s charter, partnership agreement, operating agreement or similar organizational documents or any law, regulation, rule, decree, order, judgment or contractual restriction binding on the Guarantor or its assets;
     (b) all consents, approvals, authorizations, permits of, filings with and notifications to, any Governmental Entity or other person necessary for the due execution, delivery and performance of this Guarantee by the Guarantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any Governmental Entity or regulatory body or other person is required in connection with the execution, delivery or performance of this Guarantee;
     (c) this Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally, and (ii) general equitable principles (whether considered in a proceeding in equity or at law); and
     (d) the Guarantor has the financial capacity to pay and perform its obligations under this Guarantee, and all funds necessary for the Guarantor to fulfill its Obligations under this Guarantee shall be available to the Guarantor for so long as this Guarantee shall remain in effect in accordance with Section 8 hereof.
     6. NO ASSIGNMENT. Neither the Guarantor nor the Guaranteed Party may assign its rights, interests or obligations hereunder to any other person (except by operation of law) without the prior written consent of the Guaranteed Party (in the case of an assignment by the Guarantor) or the Guarantor (in the case of an assignment by the Guaranteed Party).

     7. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,
(a)	if to the Guaranteed Party, to it at:
Louis Dreyfus Highbridge Energy LLC
20 Westport Road
P.O. Box 843
Wilton, CT 06897-0843
Attention: George Ferris, Chief Financial Officer
Facsimile: (203) 761-2773
with a copy (which shall not constitute notice) to:
Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, NY 10166-0193
Attention: Barbara L. Becker
Facsimile: (212) 351-6202
(b)	if to Guarantor, to it at:
Energy Transfer Partners, L.P.
3738 Oak Lawn Avenue
Dallas, TX 75219
Attention: Thomas P. Mason
Facsimile: (214) 981-0701
with a copy (which shall not constitute notice) to:
Andrews Kurth LLP
600 Travis, Suite 4200
Houston, TX 77002
Attention: G. Michael O’Leary
Facsimile: (713) 238-7130
or such other address or facsimile number as such party may hereafter specify in writing for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed duly given when delivered personally (including by courier or overnight courier with confirmation), via facsimile (with confirmation) or delivered by an overnight courier (with confirmation), if, in any such case, confirmation is obtained prior to 5:00 p.m. in the place of receipt and such day is a Business Day. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day.
     8. CONTINUING GUARANTEE. Unless terminated pursuant to this Section 8, this Guarantee shall remain in full force and effect and shall be binding on the Guarantor, its successors and assigns until the Obligations (as such Obligations may be modified pursuant to the last sentence of Section 1 hereof) are satisfied in full. Notwithstanding the foregoing, this Guarantee shall terminate other than Section 7 and Sections 9 through 15, all of which shall survive the termination of this Guarantee, and the Guarantor shall have no further obligations under this Guarantee as of the earliest of (i) the Closing and (ii) the termination of the Purchase Agreement in accordance with its terms by mutual consent of the parties.
     9. ENTIRE AGREEMENT. This Guarantee constitutes the entire agreement with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings and agreements, whether written or oral, among Buyer and the Guarantor or any of their affiliates, on the one hand, and the Guaranteed Party and any of its affiliates, on the other hand, except for the Confidentiality Agreements and Purchase Agreement and the other agreements related thereto and entered into on the date hereof.
     10. GOVERNING LAW. This Guarantee shall be governed by and construed in accordance with the law of the State of New York, without regard to the conflicts of law rules thereof. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Guarantee brought by any other party or its successors or assigns shall be brought and determined in any New York state or federal court sitting in the Borough of Manhattan in The City of New York (or, if such court lacks subject matter jurisdiction, in any appropriate New York state or federal court), and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Guarantee and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in New York, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in New York as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Guarantee or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in New York as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Guarantee, or the subject matter hereof, may not be enforced in or by such courts. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS GUARNATEE.
     11. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guarantee will be valid and binding unless it is in writing and signed, in the case of an amendment, by the Guarantor and the Guaranteed Party or, in the case of a waiver, by the party against whom the waiver is to be effective.

     12. NO THIRD PARTY BENEFICIARIES. The parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other party hereto, in accordance with and subject to the terms of this Guarantee, and this Guarantee is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.
     13. CONFIDENTIALITY. This Guarantee shall be treated as confidential by the Guaranteed Party and is being provided to the Guaranteed Party solely in connection with the transactions contemplated by the Purchase Agreement. This Guarantee may not be used, circulated, quoted or otherwise referred to in any document, except with the written consent of Guarantor; provided that no such written consent shall be required (and the Guaranteed Party and its affiliates shall be free to release such information) for disclosures to employees, agents, legal, financial, accounting or other advisors or representatives, so long as such persons agree to keep such information confidential; provided, further, that the Guaranteed Party may disclose such information to the extent required by law, the applicable rules of any national securities exchange or in connection with any U.S. Securities and Exchange Commission filings relating to the transactions contemplated by the Purchase Agreement.
     14. INTERPRETATION. All parties acknowledge that each party and its counsel have reviewed this Guarantee and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Guarantee.
     15. COUNTERPARTS. This Guarantee may be signed in any number of counterparts (including facsimile and electronic transmission counterparts), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
[Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

By: Energy Transfer Partners GP, L.P., its general
partner

By: Energy Transfer Partners, L.L.C., its general partner

By:	/s/ Michael D. Smith Name: Michael D. Smith
Title: Vice President, Mergers & Acquisitions

Accepted and Agreed to:

LOUIS DREYFUS HIGHBRIDGE
ENERGY LLC

By:	/s/ William C. Reed II Name: William C. Reed II
Title: President and Chief Executive
Officer
[SIGNATURE PAGE TO GUARANTEE]